                       SECURITIES AND EXCHANGE COMMISSION



                             WASHINGTON, D.C. 20549



                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) February 15, 2001


                     MBNA America Bank, National Association
                    (as successor to First Union Direct Bank)
           (as Originator of the First Union Master Credit Card Trust)
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  on behalf of

                      First Union Master Credit Card Trust

               United States                                33-98546-01                 51-0331454
--------------------------------------------        --------------------------    ---------------------
(State or Other Jurisdiction of Incorporation)       (Commission File Number)     (IRS Employer
                                                                                  Identification Number)



           Wilmington, Delaware                        19884-0781
--------------------------------------------     ----------------------
(Address of Principal Executive Office)                (Zip Code)


Registrant's telephone number, including area code (800) 362-6255


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.         Not Applicable.

Item 2.         Not Applicable.

Item 3.         Not Applicable.

Item 4.         Not Applicable.

Item 5. The First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the period of January 2001 was delivered to Certificateholders on February 15, 2001. Pursuant to the Pooling and Servicing Agreement, dated September 29, 1995, as amended, the payments made on the February 15, 2001 Distribution Date represent the final payments to the First Union Master Credit Card Trust, Series 1996-1 Class A Certificateholders.

Item 6.         Not Applicable.

Item 7.         Exhibits.

The following are filed as Exhibits to this Report under Exhibits 20.1 and 20.2.

        Exhibit 20.1 First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the February 15, 2001 Distribution Date.

        Exhibit 20.2 Key Performance Factors for the First Union Master Credit Card Trust, Series 1996-1 as of January 31, 2001.

Item 8.         Not Applicable.

                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                MBNA AMERICA BANK, NATIONAL ASSOCIATION, on behalf of the First Union Master Credit Card Trust


                                By:   /s/ Jack Fioravanti
                                     -------------------------------
                                 Name:   Jack Fioravanti
                                 Title:  Senior Vice President

                                  EXHIBIT INDEX

Exhibit                    Description
-------                    -----------
Exhibit 20.1            First Union Master Credit Card Trust, Series 1996-1 Certificateholders'
                        Statement for the February 15, 2001 Distribution Date.

Exhibit 20.2            Key Performance Factors for the First Union Master Credit Card Trust,
                        Series 1996-1 as of January 31, 2001.